UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELWARE

In re HANCOCK FABRICS, INC., *et al*.

Case No. 16-10296 (BLS)
Reporting Period: 02/26/17 - 04/01/17

# MONTHLY OPERATING REPORT

**File with Court and submit copy to United States Trustee within 20 days after end of month.**

Submit copy of report to any official committee appointed in the case.

| REQUIRED DOCUMENTS | Form No. | Document Attached | Explanation Attached | Affidavit/Supplement Attached |
|---|---|---|---|---|
| Schedule of Cash Receipts and Disbursements | MOR-1 | X | | |
| Bank Reconciliation (or copies of debtor's bank reconciliations) | MOR-1a | X | | |
| Schedule of Professional Fees Paid | MOR-1b | X | | |
| Copies of bank statements | | | | |
| Cash disbursements journals | | | | |
| Statement of Operations | MOR-2 | X | | |
| Balance Sheet | MOR-3 | X | | |
| Status of Postpetition Taxes | MOR-4 | X | | |
| Copies of IRS Form 6123 or payment receipt | | | | |
| Copies of tax returns filed during reporting period | | | | |
| Summary of Unpaid Postpetition Debts | MOR-4 | X | | |
| Listing of aged accounts payable | MOR-4 | X | | |
| Accounts Receivable Reconciliation and Aging | MOR-5 | X | | |
| Debtor Questionnaire | MOR-5 | X | | |

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor — Date

Signature of Joint Debtor — Date

[signature] — 4/12/17

Signature of Authorized Individual* — Date

Steven R. Morgan — President and Chief Executive Officer

Printed Name of Authorized Individual — Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation, a partner if debtor is a partnership; a manager or member if debtor is a limited liability company

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/26/17 - 04/01/17

(in $000s)

# SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

| | BANK ACCOUNTS | CURRENT MONTH | CUMULATIVE FILING TO DATE |
|---|---|---|---|
| | All Accounts[1] | ACTUAL | ACTUAL |
| **CASH BEGINNING OF MONTH** | 6,736 | 6,736 | 3,900 |
| **RECEIPTS** | | | |
| CASH SALES | 0 | 0 | 38,851 |
| ACCOUNTS RECEIVABLE | 0 | 0 | 168,084 |
| LOANS AND ADVANCES | 0 | 0 | 0 |
| SALE OF ASSETS | 0 | 0 | 17,025 |
| OTHER (ATTACH LIST) | 0 | 0 | 68,867 |
| TRANSFERS (FROM DIP ACCTS) | 0 | 0 | (0) |
| | | 0 | 0 |
| **TOTAL RECEIPTS** | **0** | **0** | **292,827** |
| **DISBURSEMENTS** | | | |
| NET PAYROLL | 0 | 0 | 17,413 |
| PAYROLL TAXES (Note 1) | (17) | (17) | 5,858 |
| SALES, USE, & OTHER TAXES | 5 | 5 | 16,043 |
| INVENTORY PURCHASES | 0 | 0 | 16,327 |
| SECURED/ RENTAL/ LEASES | 3 | 3 | 8,301 |
| INSURANCE | (3) | (3) | 4,316 |
| ADMINISTRATIVE | 69 | 69 | 13,264 |
| SELLING | 0 | 0 | 923 |
| OTHER (ATTACH LIST) | 21 | 21 | 108,845 |
| NET LOAN PAYDOWN | 0 | 0 | 85,303 |
| OWNER DRAW * | 0 | 0 | 0 |
| TRANSFERS (TO DIP ACCTS) | 0 | 0 | (0) |
| | | | |
| PROFESSIONAL FEES [2] | 100 | 100 | 13,409 |
| U.S. TRUSTEE QUARTERLY FEES | 0 | 0 | 169 |
| COURT COSTS | 0 | 0 | 0 |
| **TOTAL DISBURSEMENTS** | **178** | **178** | **290,170** |
| NET CASH FLOW | **(178)** | **(178)** | **2,658** |
| (RECEIPTS LESS DISBURSEMENTS) | | | |
| **CASH - END OF MONTH** | **6,558** | **6,558** | **6,558** |

Note 1: Payroll Taxes amount reflects a refund received this month.

**THE FOLLOWING SECTION MUST BE COMPLETED**

| DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN) | |
|---|---|
| **TOTAL DISBURSEMENTS** | $178 |
| LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS | $0 |
| LESS: SALES PAID TO LIQUIDATOR | $0 |
| LESS: DISBURSEMENTS MADE ON BEHALF OF LIQUIDATOR | $0 |
| PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts) | $0 |
| **TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES** | $178 |

Note 1: The Debtor consolidates all cash accounts into one summary and, thus, is reporting its bank accounts on a consolidated basis. Bank reconciliations are shown individually on schedule MOR-1a.
Note 2: Includes amounts paid to professional fee escrow account held by a third party, pursuant to Bankruptcy Court order approving post-petition financing. Professional fees will be paid to case professionals as allowed by the Bankruptcy Court and consistent with the compensation procedures approved by the Bankruptcy Court in these Chapter 11 cases.

**In re HANCOCK FABRICS, INC., et al.**
Debtor

**Case No. 16-10296 (BLS)**
**Reporting Period: 02/26/17 - 04/01/17**

| OTHER DISBURSEMENTS | AMOUNT | |
|---|---|---|
| COMMON CARRIER | 0 | |
| PROF FEES (ORINARY COURSE) | 21 | |
| | | |
| | | |
| | | |
| Total Other Disbursements | 21 | |

| OTHER CASH RECEIPTS | | |
|---|---|---|
| | 0 | |
| | | |
| | | |
| | | |
| Total Other Cash Receipts | 0 | |

| | *(in $000s)* 16-10296 Hancock Fabrics, Inc. | 16-10297 Hancock Fabrics, LLC | 16-10299 hancockfabrics.com, Inc. | 16-10301 HF Merchandising, Inc. | 16-10302 HF Resources, Inc. | 16-10300 HF Enterprises, Inc. | 16-10298 Hancock Fabrics of MI, Inc. | Total |
|---|---|---|---|---|---|---|---|---|
| Cash Beg Of Month | $ 6,082 | $ 364 | $ 140 | $ 149 | $ - | $ - | $ - | $ 6,736 |
| Total Reciepts | $ - | $ - | $ - | $ - | $ - | $ - | $ - | $ - |
| Disbursements | $ 161 | $ 10 | $ 4 | $ 4 | $ - | $ - | $ - | $ 178 |
| Sales Paid to Liquidator | $ - | $ - | $ - | $ - | $ - | $ - | $ - | $ - |
| Disb made on behalf of Liquidator | $ - | $ - | $ - | $ - | $ - | $ - | $ - | $ - |
| Estate Disb Made By Outside Sources | $ - | $ - | $ - | $ - | $ - | $ - | $ - | $ - |
| Net Cash Flow | $ (161) | $ (10) | $ (4) | $ (4) | $ - | $ - | $ - | $ (178) |
| Cash End of Month | $ 5,921 | $ 355 | $ 137 | $ 145 | $ - | $ - | $ - | $ 6,558 |

**Note : Amounts were allocated to each entity based upon the Entities Retail Salaries & Wages as a percentage of Total Company Retail Salaries & Wages. See Summary P&L at end of report**

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 02/26/17 - 04/01/17

| Major | Minor | Location | Account Name | Category | P2 2017 | |
|---|---|---|---|---|---|---|
| 401 | 11 | 999 | Petty Cash Stores | Petty Cash | - | |
| 402 | 11 | 999 | BancorpSouth - Concentration | Corporate Bank Accounts | - | Closed Account |
| 402 | 31 | 999 | BancorpSouth - Elavon/GECC | Corporate Bank Accounts | - | Closed Account |
| 402 | 41 | 999 | Wells Fargo - TX Ad Valorem | Corporate Bank Accounts | 250,000.00 | |
| 402 | 51 | 999 | Wells Fargo - Operating | Corporate Bank Accounts | 3,204,954.16 | |
| 402 | 61 | 999 | Wells Fargo - Utility Account | Corporate Bank Accounts | 371,260.00 | |
| 402 | 71 | 999 | BancorpSouth - Operating Acct. | Corporate Bank Accounts | 201,408.50 | |
| 402 | 81 | 999 | BancorpSouth - Accounts Payable | Corporate Bank Accounts | 48,300.00 | |
| 402 | 91 | 999 | Wells Fargo - Consignment Escrow | Corporate Bank Accounts | 2,466,590.25 | |
| 402 | 101 | 999 | BancorpSouth - Admin Payroll | Corporate Bank Accounts | - | Closed Account |
| 402 | 131 | 999 | BancorpSouth - Hourly Payroll | Corporate Bank Accounts | - | Closed Account |
| 402 | 141 | 999 | BancorpSouth - IT/Supplies | Corporate Bank Accounts | 8,483.01 | |
| 402 | 511 | 999 | PNC Bank Resources | Corporate Bank Accounts | 2,291.59 | |
| 402 | 521 | 999 | PNC Bank Enterprises | Corporate Bank Accounts | 4,690.92 | |
| 404 | 11 | 1025 | Store Bank Accounts | Store Bank Accounts | - | Closed Account |
| 404 | 11 | 1031 | Store Bank Accounts | Store Bank Accounts | - | Closed Account |
| 404 | 11 | 1055 | Store Bank Accounts | Store Bank Accounts | - | Closed Account |
| 404 | 11 | 1060 | Store Bank Accounts | Store Bank Accounts | - | Closed Account |
| 404 | 11 | 1090 | Store Bank Accounts | Store Bank Accounts | - | Closed Account |
| 404 | 11 | 1127 | Store Bank Accounts | Store Bank Accounts | - | Closed Account |
| 404 | 11 | 1146 | Store Bank Accounts | Store Bank Accounts | - | Closed Account |
| 404 | 11 | 1249 | Store Bank Accounts | Store Bank Accounts | - | Closed Account |
| 404 | 11 | 1265 | Store Bank Accounts | Store Bank Accounts | - | Closed Account |
| 404 | 11 | 1294 | Store Bank Accounts | Store Bank Accounts | - | Closed Account |
| 404 | 11 | 1543 | Store Bank Accounts | Store Bank Accounts | - | Closed Account |
| 404 | 11 | 1621 | Store Bank Accounts | Store Bank Accounts | - | Closed Account |
| 404 | 11 | 1668 | Store Bank Accounts | Store Bank Accounts | - | Closed Account |
| 404 | 11 | 1674 | Store Bank Accounts | Store Bank Accounts | - | Closed Account |
| 404 | 11 | 1675 | Store Bank Accounts | Store Bank Accounts | - | Closed Account |
| 404 | 11 | 1685 | Store Bank Accounts | Store Bank Accounts | - | Closed Account |
| 404 | 11 | 1696 | Store Bank Accounts | Store Bank Accounts | - | Closed Account |
| 404 | 11 | 1702 | Store Bank Accounts | Store Bank Accounts | - | Closed Account |
| 404 | 11 | 1769 | Store Bank Accounts | Store Bank Accounts | - | Closed Account |
| 404 | 11 | 6049 | Store Bank Accounts | Store Bank Accounts | - | Closed Account |
| 404 | 11 | 6193 | Store Bank Accounts | Store Bank Accounts | - | Closed Account |
| CASH - END OF MONTH (MOR-1) | | | | | 6,557,978.43 | |
| 405 | 11 | | Store Credit Cards | Store Credit Card Accounts | 0.00 | |
| UNRESTRICTED CASH AND EQUIVALENTS (MOR-3) | | | | | **6,557,978.43** | |

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 02/26/17 - 04/01/17

| | BancorpSouth - Operating Acct. | BancorpSouth - IT/Supplies | Wells Fargo Bank-HF Resources | Wells Fargo Bank-HF Enterprises |
|---|---|---|---|---|
| **Balance per books** | **201,408.50** | **8,483.01** | **2,291.59** | **4,690.92** |
| **Bank Balance** | **201,408.50** | **8,483.01** | **2,291.59** | **4,690.92** |
| Deposits in Transit | 0.00 | 0.00 | 0.00 | 0.00 |
| In-Transit Sweeps | 0.00 | 0.00 | 0.00 | 0.00 |
| Outstanding Checks | 0.00 | 0.00 | 0.00 | 0.00 |
| Deposits In Op Account | 0.00 | 0.00 | 0.00 | 0.00 |
| Reclass of Oustanding Checks to A/P | 0.00 | 0.00 | 0.00 | 0.00 |
| Unposted GL Entries | 0.00 | 0.00 | 0.00 | 0.00 |
| | 0.00 | 0.00 | 0.00 | 0.00 |
| **Adjusted Bank Balance** | **201,408.50** | **8,483.01** | **2,291.59** | **4,690.92** |
| **Deposits in Transit** | | | | |
| **Outstanding Checks** | | | | |

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 02/26/17 - 04/01/17

| | Wells Fargo Bank-DIP-TX Ad Valorem | Wells Fargo Bank-DIP-Utility Deposits | Wells Fargo Bank-DIP-Operating | Wells Fargo Bank-DIP-Consignment |
|---|---|---|---|---|
| **Balance per books** | **250,000.00** | **371,260.00** | **3,204,954.16** | **2,466,590.25** |
| **Bank Balance** | **250,000.00** | **371,260.00** | **3,204,954.16** | **2,466,590.25** |
| Deposits in Transit | 0.00 | 0.00 | 0.00 | 0.00 |
| In-Transit Sweeps | 0.00 | 0.00 | 0.00 | 0.00 |
| Outstanding Checks | 0.00 | 0.00 | 0.00 | 0.00 |
| Deposits in Op Account | 0.00 | 0.00 | 0.00 | 0.00 |
| Reclass of Oustanding Checks to A/P | 0.00 | 0.00 | 0.00 | 0.00 |
| Unposted GL Entries | 0.00 | 0.00 | 0.00 | 0.00 |
| | 0.00 | 0.00 | 0.00 | 0.00 |
| **Adjusted Bank Balance** | **250,000.00** | **371,260.00** | **3,204,954.16** | **2,466,590.25** |
| **Deposits in Transit** | | | | |
| **Outstanding Checks** | | | | |

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 02/26/17 - 04/01/17

| | BancorpSouth-Accounts Payable |
|---|---|
| **Balance per books** | **48,300.00** |
| | |
| **Bank Balance** | **77,594.37** |
| Deposits in Transit | 0.00 |
| In-Transit Sweeps | 0.00 |
| Outstanding Checks | -29,294.37 |
| Deposits in Op Account | 0.00 |
| Reclass of Oustanding Checks to A/P | 0.00 |
| Unposted GL Entries | 0.00 |
| | 0.00 |
| **Adjusted Bank Balance** | **48,300.00** |

| **Deposits in Transit** | **Date** | **Amount** |
|---|---|---|
| | | 0.00 |

| **Outstanding Checks** | **Check No.** | **Amount** |
|---|---|---|
| | 122325 | 45.66 |
| | 124255 | 2,500.00 |
| | 127977 | 62.21 |
| | 127999 | 450.00 |
| | 128000 | 1,250.00 |
| | 128001 | 24,986.50 |
| | | 29,294.37 |

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/26/17 - 04/01/17

## SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

*(in $000s)*

| Payee | Period Covered | Amount Approved | Payor | Check | | Amount Paid | | Year-To-Date | |
|---|---|---|---|---|---|---|---|---|---|
| | | | | Number | Date | Fees | Expenses | Fees | Expenses |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | 154304 | 02/12/16 | | | 700 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | 133688 | 02/22/16 | | | 295 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | 194375 | 02/26/16 | | | 295 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 03/04/16 | | | 279 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 03/11/16 | | | 107 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 03/11/16 | | | 279 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 03/18/16 | | | 279 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 03/25/16 | | | 279 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 04/01/16 | | | 729 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 04/01/16 | | | 100 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 04/01/16 | | | 7 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 04/03/16 | | | 800 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 04/04/16 | | | 95 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 04/04/16 | | | 19 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 04/06/16 | | | 10 | 93 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 04/08/16 | | | 172 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 04/13/16 | | | 11 | 86 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 04/15/16 | | | 172 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 04/20/16 | | | 29 | 93 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 04/22/16 | | | 164 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 04/27/16 | | | 100 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 04/27/16 | | | 31 | 93 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 04/29/16 | | | 163 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 05/27/16 | | | 94 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 05/06/16 | | | 76 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 05/13/16 | | | 76 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 05/19/16 | | | 76 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 05/23/16 | | | 273 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 05/18/16 | | | 69 | 163 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 06/24/16 | | | 287 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 06/17/16 | | | 208 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 06/13/16 | | | 81 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 06/10/16 | | | 239 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 06/03/16 | | | 196 | 2 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 06/14/16 | | | 100 | 1 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 06/27/16 | | | 85 | 123 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 06/23/16 | | | 3 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 06/03/16 | | | 30 | 2 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 07/05/16 | | | 300 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 07/08/16 | | | 145 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 07/15/16 | | | 146 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 07/22/16 | | | 146 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 07/29/16 | | | 274 | 0 |

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/26/17 - 04/01/17

## SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

(in $000s)

| Payee | Period Covered | Amount Approved | Payor | Check Number | Check Date | Amount Paid Fees | Amount Paid Expenses | Year-To-Date Fees | Year-To-Date Expenses |
|---|---|---|---|---|---|---|---|---|---|
| | | | | | | | | | |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 08/05/16 | | | 48 | 17 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 08/09/16 | | | 234 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 08/11/16 | | | 33 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 08/18/16 | | | 303 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 08/12/16 | | | 272 | 0 |
| | | | | | | | | | |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 08/29/16 | | | 303 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 09/22/16 | | | 8 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 09/23/16 | | | 179 | 0 |
| | | | | | | | | | |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 10/05/16 | | | 60 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 10/05/16 | | | 103 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 10/06/16 | | | 26 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 10/07/16 | | | 114 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 10/11/16 | | | 78 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 10/11/16 | | | 84 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 10/11/16 | | | 118 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 10/17/16 | | | 112 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 10/28/16 | | | 103 | 0 |
| | | | | | | | | | |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 11/07/16 | | | 75 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 11/07/16 | | | 92 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 11/07/16 | | | 262 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 11/15/16 | | | 5 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 11/15/16 | | | 208 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 11/18/16 | | | 305 | 0 |
| | | | | | | | | | |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 11/30/16 | | | 42 | 24 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 11/30/16 | | | 216 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 12/02/16 | | | 2 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 12/02/16 | | | 41 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 12/08/16 | | | 41 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 12/15/16 | | | 27 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 12/22/16 | | | 0 | 55 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 12/22/16 | | | 205 | 0 |
| | | | | | | | | | |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 01/05/17 | | | 2 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 01/09/17 | | | 205 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 01/12/17 | | | 134 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 01/19/17 | | | 134 | 0 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 01/26/17 | | | 134 | 0 |
| | | | | | | | | | |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 02/23/17 | | | 227 | 0 |
| | | | | | | | | | |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 03/06/17 | 26 | 10 | 26 | 10 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 03/28/17 | 26 | 13 | 26 | 13 |
| Case Professionals | | | HANCOCK FABRICS, INC., et al. | | 03/29/17 | 25 | 0 | 25 | 0 |
| | | | | | | | | | |
| | | | Totals | | | 77 | 23 | 12,633 | 776 |
| | | | | | | | | | |

Note: Includes amounts paid to professional fee escrow account held by a third party, pursuant to Bankruptcy Court order approving post-petition financing. Professional fees will be paid to case professionals as allowed by the Bankruptcy Court and consistent with the compensation procedures approved by the Bankruptcy Court in these Chapter 11 cases.

**In re HANCOCK FABRICS, INC., et al.**
Debtor

**Case No. 16-10296 (BLS)**
**Reporting Period: 02/26/17 - 04/01/17**

# STATEMENT OF OPERATIONS
(Income Statement)

*(in $000s)*

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

| REVENUES | Month | Cumulative Filing to Date |
|---|---|---|
| Gross Revenues | 0 | 191,139 |
| Less: Returns and Allowances | 0 | 117 |
| Net Revenue | **$0** | **$191,256** |
| **COST OF GOODS SOLD** | | |
| Beginning Inventory | (0) | 95,238 |
| Add: Purchases | (0) | 23,825 |
| Add: Cost of Labor | 0 | 0 |
| Add: Other Costs (attach schedule) | 0 | 0 |
| Less: Ending Inventory | 0 | 0 |
| Cost of Goods Sold | (0) | 119,063 |
| Gross Profit | 0 | 72,193 |
| **OPERATING EXPENSES** | | |
| Advertising | 0 | 1,294 |
| Auto and Truck Expense | 0 | 28 |
| Bad Debts | 0 | 258 |
| Contributions | 0 | (0) |
| Employee Benefits Programs | 0 | 1,572 |
| Insider Compensation* | 41 | 1,610 |
| Insurance | (20) | 2,110 |
| Management Fees/Bonuses | 0 | (789) |
| Office Expense | 5 | 638 |
| Pension & Profit-Sharing Plans | 0 | 995 |
| Repairs and Maintenance | 0 | 1,209 |
| Rent and Lease Expense | 3 | 5,578 |
| Salaries/Commissions/Fees | 0 | 18,585 |
| Supplies | 0 | 1,437 |
| Taxes - Payroll | (17) | 1,743 |
| Taxes - Real Estate | 0 | 1,759 |
| Taxes - Other | 6 | 252 |
| Travel and Entertainment | 0 | 291 |
| Utilities | (2) | 3,551 |
| Other (attach schedule) | 76 | 4,251 |
| Total Operating Expenses Before Depreciation | **92** | **46,372** |
| Depreciation/Depletion/Amortization | 0 | 1,873 |
| Net Profit (Loss) Before Other Income & Expenses | **(92)** | **23,949** |
| **OTHER INCOME AND EXPENSES** | | |
| Other Income (attach schedule) | (4) | (76,071) |
| Interest Expense | 0 | 6,818 |
| Other Expense (attach schedule) | 1 | 99,631 |
| Net Profit (Loss) Before Reorganization Items | **(89)** | **(6,429)** |
| **REORGANIZATION ITEMS** | | |
| Professional Fees [(1)] | 100 | 13,526 |
| U. S. Trustee Quarterly Fees | 0 | 271 |
| Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet) | (0) | (3) |
| (Gain) / Loss from Sale of Equipment | 0 | 11,853 |
| Other Reorganization Expenses (attach schedule) | 0 | (0) |
| Total Reorganization Expenses | **100** | **25,648** |
| Income Taxes | 0 | (76) |
| Net Profit (Loss) | **($189)** | **($32,001)** |

*"Insider" is defined in 11 U.S.C. Section 101(31).

Note 1: Includes amounts paid to professional fee escrow account held by a third party, pursuant to Bankruptcy Court order approving post-petition financing. Professional fees will be paid to case professionals as allowed by the Bankruptcy Court and consistent with the compensation procedures approved by the Bankruptcy Court in these Chapter 11 cases.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/26/17 - 04/01/17

## STATEMENT OF OPERATIONS - continuation sheet

*(in $000s)*

| BREAKDOWN OF "OTHER" CATEGORY | Month | Cumulative Filing to Date |
|---|---|---|
| | | |
| **Other Costs** | | |
| | $0 | $0 |
| | $0 | $0 |
| | $0 | $0 |
| | $0 | $0 |
| Total Other Costs | $0 | $0 |
| | | |
| | | |
| **Other Operational Expenses** | | |
| Discount on Credit Card Sales | $0 | $2,799 |
| Outside D/C Labor | $0 | $284 |
| reclass ordinary pro fees to other | $21 | $951 |
| Over/Short | $0 | $569 |
| Miscellaneous Operating Expens | $13 | ($896) |
| Outside Services | $42 | $794 |
| Recruiting Fees and Expenses | $0 | $42 |
| Outside Service - Inventory | $0 | $104 |
| GIFT CARD FEES | $0 | $21 |
| Theft | $0 | $25 |
| Outside Services - Remodel | $0 | $10 |
| Expense Accrual Reversal | $0 | ($453) |
| Employee Relations and Trainin | $0 | $1 |
| Misc Inventory Expense | $0 | $0 |
| | | |
| Total Other Operational Expenses | $76 | $4,251 |
| | | |
| **Other Income** | | |
| Commission Income | $0 | ($197) |
| Miscellaneous Operating Income | ($4) | ($107) |
| Gift Card Breakage | $0 | ($23) |
| Non - Operating Income | $0 | ($75,744) |
| PGR Income | $0 | ($1) |
| | | |
| Total Other Income | ($4) | ($76,071) |
| | | |
| **Other Expenses** | | |
| Non - Operating Expense | $0 | $100,090 |
| Reclass $800K Hilco Breakup Fee | $0 | ($800) |
| Gain or Loss on FA Disposition | $0 | $0 |
| Directors Fees | $0 | $163 |
| Check Authorization Fees | $0 | $1 |
| Transfer Agent Expense | $0 | $10 |
| Investor Relations | $0 | $0 |
| Commission Expense | $0 | $163 |
| Stockholder Service | $1 | $5 |
| | | |
| Total Other Expenses | $1 | $99,631 |
| | | |
| **Other Reorganization Expenses** | | |
| | $0 | $0 |
| | $0 | $0 |
| | | |
| Total Other Reorganization Expenses | $0 | $0 |
| | | |
| | | |
| | | |
| | | |
| | | |

**Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:**
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/26/17 - 04/01/17

# BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.
*(in $000s)*

| ASSETS | BOOK VALUE AT END OF CURRENT REPORTING MONTH | BOOK VALUE ON PETITION DATE |
|---|---|---|
| **CURRENT ASSETS** | | |
| Unrestricted Cash and Equivalents | 6,558 | 3,905 |
| Restricted Cash and Cash Equivalents (see continuation sheet) | 0 | 0 |
| Accounts Receivable (Net) | (0) | 898 |
| Notes Receivable | 0 | 0 |
| Inventories | (0) | 95,238 |
| Prepaid Expenses | 1,680 | 2,235 |
| Professional Retainers [1] | 1,084 | 1,231 |
| Other Current Assets (attach schedule) | 2,205 | 1,523 |
| *TOTAL CURRENT ASSETS* | **$11,526** | **$105,031** |
| **PROPERTY AND EQUIPMENT** | | |
| Real Property and Improvements | 0 | 26,959 |
| Machinery and Equipment | 0 | 405 |
| Furniture, Fixtures and Office Equipment | 0 | 54,986 |
| Leasehold Improvements | 0 | 8,145 |
| Vehicles | 0 | 642 |
| Less Accumulated Depreciation | 0 | (60,393) |
| *TOTAL PROPERTY & EQUIPMENT* | **$0** | **$30,744** |
| **OTHER ASSETS** | | |
| Loans to Insiders* | 0 | 0 |
| Other Assets (attach schedule) | 386 | 5,671 |
| *TOTAL OTHER ASSETS* | **$386** | **$5,671** |
| **TOTAL ASSETS** | **$11,912** | **$141,446** |

| LIABILITIES AND OWNER EQUITY | BOOK VALUE AT END OF CURRENT REPORTING MONTH | BOOK VALUE ON PETITION DATE |
|---|---|---|
| ***LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)*** | | |
| Accounts Payable | 4,284 | 0 |
| Taxes Payable (refer to FORM MOR-4) | 1,025 | 0 |
| Wages Payable | 0 | 0 |
| Accrued Expenses (attach schedule) | 615 | 0 |
| Notes Payable | 0 | 0 |
| Rent / Leases - Building/Equipment | 2,809 | 0 |
| Secured Debt - WF/GA/DBT | (220) | 0 |
| Professional Fees | 0 | 0 |
| Amounts Due to Insiders* | 0 | 0 |
| Other Postpetition Liabilities (attach schedule) | 0 | 0 |
| *TOTAL POSTPETITION LIABILITIES* | 8,513 | **$0** |
| ***LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)*** | | |
| Secured Debt - 1st Lien (Revolver) | (0) | 55,125 |
| Secured Debt - 2nd Lien (Term) | 0 | 17,500 |
| Secured Debt - 3rd Lien (Notes) | 0 | 8,204 |
| Priority Debt | 1,796 | 6,875 |
| Other Prepetition Liabilities (attach schedule) | 43,479 | 63,397 |
| Unsecured Debt | 24,654 | 25,836 |
| *TOTAL PRE-PETITION LIABILITIES* | **$69,928** | **$176,937** |
| | | |
| *TOTAL LIABILITIES* | **$78,441** | **$176,937** |
| ***OWNER EQUITY*** | | |
| Capital Stock | 371 | 371 |
| Additional Paid-In Capital | 93,478 | 93,478 |
| Partners' Capital Account | 0 | (0) |
| Owner's Equity Account | 0 | (0) |
| Retained Earnings - Pre-Petition | (128,377) | (129,339) |
| Retained Earnings - Postpetition | (32,001) | (0) |
| Adjustments to Owner Equity (attach schedule) | 0 | (0) |
| Postpetition Contributions (Distributions) (Draws) (attach schedule) | 0 | (0) |
| *NET OWNER EQUITY* | **($66,529)** | **($35,491)** |
| **TOTAL LIABILITIES AND OWNERS' EQUITY** | **$11,912** | **$141,446** |

*"Insider" is defined in 11 U.S.C. Section 101(31).
Note 1 - Reflects professional fee payments made prior to petition date.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/26/17 - 04/01/17

# BALANCE SHEET - continuation sheet

(In $000s)

| ASSETS | | BOOK VALUE AT END OF CURRENT REPORTING MONTH | BOOK VALUE ON PETITION DATE |
|---|---|---|---|
| Other Current Assets | | | |
| | A/R - Independents | 0 | 2 |
| | A/R - Affinion Group | 538 | 539 |
| | A/R - Miscellaneous | 743 | 202 |
| | A/R Volume Discounts | 0 | 14 |
| | Due from Pension Fund | 154 | 4 |
| | Employee Signing Bonus A/R | 0 | 26 |
| | Insurance Claims Receivable | 590 | 735 |
| | SBLC Reserve (Held by Wells Fargo) | 181 | 0 |
| | | | |
| Total Current Other Assets | | 2,205 | 1,523 |
| | | | |
| Other Assets | | | |
| | Utility Deposits | 164 | 222 |
| | Work Comp Loss Fund | 192 | 192 |
| | G/L Loss Fund | 30 | 30 |
| | FSA Deposit-UHC | 0 | 8 |
| | ADP Aline Pay Card Deposit | 0 | 8 |
| | A/R Hirschberg Schutz | 0 | 254 |
| | Goodwill (Net) | 0 | 2,880 |
| | Deferred Charges | 0 | 2,077 |
| | Chapter 11 Bankruptcy Deposits | 0 | 0 |
| | Other | 0 | 0 |
| | | | |
| Total Other Assets | | 386 | 5,671 |

| LIABILITIES AND OWNER EQUITY | | BOOK VALUE AT END OF CURRENT REPORTING MONTH | BOOK VALUE ON PETITION DATE |
|---|---|---|---|
| Other Postpetition Liabilities | | | |
| | | 0 | 0 |
| | | 0 | 0 |
| | | | |
| Total Other Postpetition Liabilities | | 0 | 0 |
| | | | |
| Other Prepetition Liabilities | | | |
| | Pension Liabilities | 40,359 | 41,600 |
| | Post Retirement Benefits | 3,033 | 3,062 |
| | Workers Comp Reserves | (858) | 2,655 |
| | Accrued Rent Liability - ST | 793 | 1,630 |
| | Accrued Real Estate Taxes - LL | 1,652 | 1,974 |
| | Accrued Franchise Taxes | 6 | 57 |
| | Capital Lease Obligation | 0 | 2,209 |
| | Stepped Rent | 0 | 1,975 |
| | Unapplied Rent Credit | (844) | 1,618 |
| | Mdse Liability Reserves / Adjustments | (662) | 4,824 |
| | L/T Deferred Comp | 0 | 1,070 |
| | Accrued G/L Liability - ST | 0 | 723 |
| | | | |
| Total Other Prepetition Liabilities | | 43,479 | 63,397 |

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/26/17 - 04/01/17

## BALANCE SHEET - continuation sheet

*(In $000s)*

| Accrued Expenses - Detail | | | |
|---|---|---|---|
| | Due to Liquidator | 0 | 0 |
| | AP Utilities | 0 | 0 |
| | Medical Ins | 4 | 0 |
| | Accrued Tax Balance | 0 | 0 |
| | Accrued Int NP | 0 | 0 |
| | Accounts Payable Other | 313 | 0 |
| | US Trustee Quarterly Fees | 105 | 0 |
| | Other | 192 | 0 |
| | | | |
| Total Accrued Expenses - Detail | | 615 | 0 |

| Adjustments to Owner Equity | | | |
|---|---|---|---|
| | | 0 | 0 |
| | | 0 | 0 |
| | | 0 | 0 |
| | | | |
| Total Adjustments to Owner Equity | | 0 | 0 |
| | | | |
| | | | |
| Postpetition Contributions (Distributions) (Draws) | | | |
| | | 0 | 0 |
| | | 0 | 0 |
| | | 0 | 0 |
| | | | |
| Total Postpetition Contributions (Distributions) (Draws) | | 0 | 0 |
| | | | |
| | | | |

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/26/17 - 04/01/17

## STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.
*(In $000s)*

| | Beginning Tax Liability | Amount Withheld or Accrued | Amount Paid | Date Paid | Check No. or EFT | Ending Tax Liability |
|---|---|---|---|---|---|---|
| **Federal** | | | | | | |
| Withholding | 46 | 0 | 0 | | EFT | 46 |
| FICA-Employee | -95 | 0 | 0 | | EFT | -95 |
| FICA-Employer | -95 | 0 | 0 | | EFT | -95 |
| Unemployment | 0 | 0 | 0 | | | 0 |
| Income | 0 | 0 | 0 | | | 0 |
| Other:__________ | 0 | 0 | 0 | | | 0 |
| Total Federal Taxes | **-144** | **0** | **0** | | | **-144** |
| **State and Local** | | | | | | |
| Withholding | 16 | 0 | 0 | | EFT | 16 |
| Sales | 1 | 0 | 0 | | EFT | 1 |
| Excise | 0 | 0 | 0 | | | 0 |
| Unemployment | 0 | 0 | 0 | | | 0 |
| Real Property | 1,040 | 0 | 0 | | EFT | 1,040 |
| Personal Property | 94 | 25 | 7 | 03/14 | EFT | 112 |
| Other:__________ | | 0 | 0 | | | |
| Total State and Local | **1,150** | 0 | **7** | | | **1,168** |
| **Total Taxes** | **1,006** | **0** | **7** | | | **1,025** |

## SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

| | Current | Number of Days Past Due 0-30 | 31-60 | 61-90 | Over 90 | Total |
|---|---|---|---|---|---|---|
| Accounts Payable | 0 | 4,284 | | | | 4,284 |
| Wages Payable | | 0 | | | | 0 |
| Taxes Payable | | 1,025 | | | | 1,025 |
| Rent/Leases-Building | | 2,809 | | | | 2,809 |
| Rent/Leases-Equipment | | | | | | 0 |
| Secured Debt/Adequate Protection Payments | | | | | | 0 |
| Professional Fees | | | | | | 0 |
| Amounts Due to Insiders* | | | | | | 0 |
| Other:__________ | | | | | | 0 |
| Other:__________ | | | | | | 0 |
| **Total Postpetition Debts** | | **8,117** | **0** | **0** | **0** | **8,117** |

**Explain how and when the Debtor intends to pay any past-due postpetition debts.**

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
]Reporting Period: 02/26/17 - 04/01/17

# ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

*(in $000s)*

| Accounts Receivable Reconciliation | Amount |
|---|---|
| Total Accounts Receivable at the beginning of the reporting period | (0) |
| + Amounts billed during the period | 0 |
| - Amounts collected during the period | 0 |
| Total Accounts Receivable at the end of the reporting period | **(0)** |
| | |
| **Accounts Receivable Aging** | **Amount** |
| 0 - 30 days old | (0) |
| 31 - 60 days old | 0 |
| 61 - 90 days old | 0 |
| 91+ days old | 0 |
| Total Accounts Receivable | **(0)** |
| Amount considered uncollectible (Bad Debt) | 0 |
| Accounts Receivable (Net) | **(0)** |

# DEBTOR QUESTIONNAIRE

| Must be completed each month | Yes | No |
|---|---|---|
| 1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. | | X |
| 2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below. | | X |
| 3. Have all postpetition tax returns been timely filed? If no, provide an explanation below. | X | |
| 4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below. | X | |
| 5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. | | X |

| De Minimis Assests Sold | Purchaser | Purchase Price | Significant terms of the sale agreement | Connections between the debtor and the purchaser | Payment | Deposit Date |
|---|---|---|---|---|---|---|
| | | | | | | |
| None | | | | | | |
| | | | | | | |
| Totals | | $ - | | | $ - | |

Hancock Fabrics
2015 P&L Allocation
(in dollars)

| | Total 2015 | Hancock Fabrics, Inc. 16-10296 | Hancock Fabrics, LLC 16-10297 | Hancock Fabrics of MI 16-10298 | Hancockfabrics.com 16-10299 | HF Enterprises, Inc. 16-10300 | HF Merchandising, Inc. 16-10301 | HF Resources, Inc. 16-10302 |
|---|---|---|---|---|---|---|---|---|
| Net Sales | 269,710,160 | 248,567,492 | 13,783,691 | - | 7,358,977 | - | - | - |
| COGS | 161,369,217 | 148,899,207 | 7,500,765 | - | 4,969,235 | - | 9 | - |
| Gross Margin | 108,340,944 | 74,615,955 | 5,028,830 | - | 2,389,741 | - | 26,306,417 | - |
| Store-ops Expenses | 115,592,738 | 95,064,177 | 5,621,492 | - | 2,950,085 | (7,896,623) | 29,082,686 | (9,229,079) |
| General and Admin Expenses | 12,189,378 | 6,596,304 | 113,726 | - | 316 | 3,317 | 5,472,398 | 3,317 |
| Total Expenses | 127,782,116 | 101,660,481 | 5,735,218 | - | 2,950,401 | (7,893,307) | 34,555,084 | (9,225,762) |
| Total Net Income/(Loss) | (19,441,172) | (27,044,526) | (706,388) | - | (560,659) | 7,893,307 | (8,248,667) | 9,225,762 |
| Memo: | | | | | | | | |
| Retail Salary & Wages (included in Store-ops Exp) | 33,132,429 | 29,915,659 | 1,792,489 | - | 690,871 | - | 733,410 | - |